Value Line New York Tax Exempt Trust

Supplement dated February 1, 2010
To the Prospectus dated June 1, 2009

The section under the caption “Portfolio management” is hereby deleted and replaced with the following:

Liane Rosenberg is primarily responsible for the day-to-day management of the Trust’s portfolio.  Ms. Rosenberg has been a portfolio manager with the Adviser since November 2009. From May 2008 until December 2008 she was a client portfolio manager with MEAG New York, formerly Munich Re Capital Management.  From August 2004 until April 2008, she was Director of Portfolio Management at XL Capital Ltd.  There is additional information in the Statement of Additional Information about Ms. Rosenberg’s compensation, other accounts she manages and her ownership of Trust shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

Value Line New York Tax Exempt Trust
Supplement dated February 1, 2010 To
the Statement of Additional Information dated June 1, 2009

The section under the caption “Portfolio Managers” is hereby deleted and replaced with the following:

Liane Rosenberg is primarily responsible for the day-to-day management of the Trust’s portfolio.

Compensation

Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed

Liane Rosenberg is primarily or jointly responsible for the day-to-day management of three Value Line mutual funds with combined total assets at December 31, 2009 of approximately $226 million.

Material Conflicts of Interest

The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Trust may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Trust, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

Ownership of Securities

Liane Rosenberg does not own any shares of the Trust.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE